Exhibit 10.2

[CONFIDENTIAL TREATMENT REQUESTED. CERTAIN PORTIONS OF

THIS AGREEMENT HAVE BEEN REDACTED AND SEPARATELY FILED

WITH THE SECURITIES AND EXCHANGE COMMISSION.]

ADDENDUM

TO

CCD CAMERA MANUFACTURE AND SUPPLY AGREEMENT

This Addendum (this “Addendum”) to CCD Camera Manufacture and Supply Agreement is made and entered into on this 20th day of April, 2005 by and between Spectral Instruments, Inc., an Arizona corporation with offices located at 420 N Bonita Avenue, Tucson, Arizona 85745 (the “Seller”), and Xenogen Corporation, a Delaware corporation, with offices located at 860 Atlantic Avenue, Alameda, California 94501 (the “Buyer”), with reference to the recitals of facts and intentions for the purpose of confirming the covenants hereinafter set forth.

RECITALS:

A. Seller and Buyer have executed that certain CCD Camera Manufacture and Supply Agreement dated April, 2003 (the “Agreement”) regarding the sale and purchase of the Products, defined in Paragraph l(a) of the Agreement.

B. The initial eighteen (18) month term of the Agreement expired in October, 2004. Pursuant to the provisions of the Agreement, the term of the Agreement was automatically extended for eighteen (18) months from the initial expiration date.

C. Seller and Buyer have executed this Addendum for the purpose of modifying and supplementing the Agreement upon and in accordance with the terms and conditions hereinafter set forth.

COVENANTS:

In light of the forgoing Recitals and in consideration of the Covenants hereinafter set forth, the parties agree as follows:

1. Defined Terms. All capitalized terms used in this Addendum, which are defined in the Agreement, shall have the same meaning when used herein. Capitalized terms not otherwise defined in this Addendum shall have the meaning provided for such terms under the Agreement.

2. Extension Periods. The automatic eighteen (18) month extension periods provided for under Paragraph 7.1 of the Agreement shall be changed to twelve (12) month extension periods.

3. Expiration Date of Initial Automatic Extension. The expiration date of the initial automatic extension of the Agreement, unless otherwise extended pursuant to the provisions of the Agreement, shall be October, 2005.

4. Exclusivity (¶ 3). The following is added at the end of section 3: ***

*** CONFIDENTIAL TREATMENT REQUESTED

5. Purchases (¶ 4.1). The following is added at the end of the second sentence of Paragraph 4.1:

“; provided, however, if the term of the Agreement shall be automatically extended pursuant to Paragraph 7.1, each Purchase Order shall cover a twelve (12) month period (the “Extension Term”) during the Extension Term.”

6. Price (¶ 4.5). Replace the word “each” in the second line of the first sentence of Paragraph 4.5, with the words “the initial”.

7. Product Warranty (¶ 4.11). Replace entire line (B) with: “for a period of *** after delivery to Buyer will meet the Specifications therefore and perform in accordance with such Specifications; except that for Series 600 cameras vacuum hold time between customer serviceable refresh is only warranted for ***. For 800 Series cameras vacuum hold time will be warranted for ***.”

8. New Product; Pricing. Seller’s invoice price for the 600 Series CCD Camera (the “600 Series”) is modified. In addition, the 800 Series CCD Camera (the “800 Series”), is added as an additional Product under the Agreement. Seller’s invoice price for the 600 Series and 800 Series during the Extension Term shall be as follows:

Quantity	600 Series Prices	800 Series Prices

***

9. Term (¶ 17.1). Replace “eighteen (18)” in the second sentence of Paragraph 7.1 with “twelve (12)”.

10. Schedule A – Products. Add the following as a new number two (2) to Schedule A:

“2. 800 Series CCD Camera head with enclosed power supply.”

11. Schedule B – Specifications. Add the following Specifications for 800 Series:

***

*** CONFIDENTIAL TREATMENT REQUESTED

***

*** CONFIDENTIAL TREATMENT REQUESTED

***

12. Conflict. In the event of any conflict between or ambiguity resulting from the terms and provisions of this Addendum and the terms and provisions of the Agreement, the terms and provisions of this Addendum shall be governing and shall control.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

*** CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the parties have executed this Addendum as of the date first above written.

Spectral Instruments, Inc an Arizona Corporation		Xenogen Corporation a Delaware Corporation

By:	/s/ KEITH COPELAND	By:	/s/ WILLIAM A. ALBRIGHT, JR.
Its:	CEO	Its:	CFO
Date	4/20/05	Date:	22 April 2005

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